DIDAX INC. & SUBSIDIARY
COMPUTATION OF EARNINGS PER SHARE
30-Sep-97

PRIMARY EARNINGS PER SHARE:                                              NINE MONTHS ENDED SEPTEMBER 30, 1997
                                                        Common      Exercise     Assumed    Estimated     Assumed    Net Shares
                                                        Shares       Price      Proceeds    IPO Price   Treas. Stk.    Added
                                                        ------      --------    --------    ---------   -----------    -----
Common Stock
Assumed issued and outstanding -
  beginning of period                                                                                                1,160,376
Recission reduced by 6,000 shares on
  8/1/97                                                                                                             1,160,376
Recission reduced by 6,000 shares on
  8/4/97                                                                                                             1,160,376
Recission reduced by 25,000 shares on
  9/5/97                                                                                                             1,160,376


Stock sold during the year:                                                                                            122,055
gofishnet stock                                                                                                         40,000
PK                                                                                                                       2,212
Lasmanis

Grant/Exercise of warrants:                                                                                             50,962
Assumed issued and outstanding -
  beginning of period                                      22,259      4.00    89,036           5.00         17,807      4,452
Detachable warrants


End of period                                            09/30/97                           Weighted average share outstanding

                                                                                            Net loss


                                                                                            Net loss per share

PRIMARY EARNINGS PER SHARE:             NINE MONTHS ENDED SEPTEMBER 30, 1997            10/01/97       Diluted         Basic
                                        Shares subject    Total        Grant/Purch.       Days        Weighted        Weighted
                                        to Recission      Shares          Date        Outstanding      Shares          Shares
                                        --------------    ------          ----        -----------      ------          ------
Common Stock
Assumed issued and outstanding -
  beginning of period                         607,433       552,943     01/01/97             212    117,223,916     117,223,916
Recission reduced by 6,000 shares on
  8/1/97                                      601,433       558,943     08/01/97               3      1,676,829       1,676,829
Recission reduced by 6,000 shares on
  8/4/97                                      595,433       564,943     08/04/97              32     18,078,176      18,078,176
Recission reduced by 25,000 shares on
  9/5/97                                      570,433       589,943     09/05/97              26     15,338,518      15,338,518
                                                                                              --     ----------      ----------
                                                                                             273    152,317,439     152,317,439

Stock sold during the year:
gofishnet stock                                     0       122,055     01/01/97             273     33,321,015      33,321,015
PK                                                  0        40,000     04/21/97             163      6,520,000       6,520,000
Lasmanis                                            0         2,212     04/23/97             161        356,132         356,132

Grant/Exercise of warrants:
Assumed issued and outstanding -
  beginning of period                                        50,962     01/01/97             273     13,912,626
Detachable warrants                                           4,452      7/10/97              83        369,516


                                                                                                 --------------  --------------
                                                                                                    206,796,728     192,514,586
                                                                                                            273             273
                                                                                                 --------------  --------------
                                                                                                        757,497         705,182

                                                                                                     (1,980,771)     (1,980,771)
                                                                                                 --------------  --------------

                                                                                                          (2.61)          (2.81)


DIDAX INC. & SUBSIDIARY
COMPUTATION OF EARNINGS PER SHARE
30-Sep-97

PRIMARY EARNINGS PER SHARE:                               NINE MONTHS ENDED SEPTEMBER 30, 1997
                                        Common      Exercise     Assumed    Estimated     Assumed    Net Shares
                                        Shares       Price      Proceeds    IPO Price   Treas. Stk.    Added
                                        ------      --------    --------    ---------   -----------  ----------
Common Stock
Assumed issued and outstanding -
  beginning of period                                                                                  1,160,376
Recission reduced by 6,000 shares on
  8/1/97                                                                                               1,160,376
Recission reduced by 6,000 shares on
  8/4/97                                                                                               1,160,376
Recission reduced by 25,000 shares on
  9/5/97                                                                                               1,160,376

Stock sold during the year:
gofishnet stock                                                                                          122,055
PK                                                                                                        40,000
Lasmanis                                                                                                   2,212

Grant/Exercise of warrants:
Assumed issued and outstanding -
  beginning of period                                                                                     50,962
Detachable warrants                        22,259      4.00       89,036        5.00       17,807          4,452


End of period                            09/30/97                             Weighted average share outstanding

                                                                              Net loss


                                                                              Net loss per share

PRIMARY EARNINGS PER SHARE:                                                             10/01/97       Diluted         Basic
                                        Shares subject     Total      Grant/Purch.        Days         Weighted       Weighted
                                        to Recission       Shares        Date         Outstanding       Shares         Shares
                                        ---------------    ------     ------------    -----------       ------         ------
Common Stock
Assumed issued and outstanding -
  beginning of period                       607,433        552,943      01/01/97           31          17,141,233      17,141,233
Recission reduced by 6,000 shares on
  8/1/97                                    601,433        558,943      08/01/97            3           1,676,829       1,676,829
Recission reduced by 6,000 shares on
  8/4/97                                    595,433        564,943      08/04/97           32          18,078,176      18,078,176
Recission reduced by 25,000 shares on
  9/5/97                                    570,433        589,943      09/05/97           26          15,338,518      15,338,518
                                                                                           --          ----------      ----------
                                                                                           92          52,234,756      52,234,756
Stock sold during the year:
gofishnet stock                                   0        122,055      01/01/97           92          11,229,060      11,229,060
PK                                                0         40,000      04/21/97           92           3,680,000       3,680,000
Lasmanis                                          0          2,212      04/23/97           92             203,504         203,504

Grant/Exercise of warrants:
Assumed issued and outstanding -
  beginning of period                                       50,962      01/01/97           92           4,688,504
Detachable warrants                                          4,452       7/10/97           83             369,516
                                                          --------
                                                            55,414

                                                                                                       ----------      ----------
                                                                                                       72,405,340      67,347,320
                                                                                                               92              92
                                                                                                       ----------      ----------
                                                                                                          787,015         732,036

                                                                                                         (587,808)       (587,808)
                                                                                                       ----------      ----------

                                                                                                            (0.75)          (0.80)

DIDAX INC.
COMPUTATION OF EARNINGS PER SHARE
30-Sep-98

BASIC EARNINGS PER SHARE:                                               NINE MONTHS ENDED SEPTEMBER 30, 1998
                                                        Common      Exercise     Assumed                  Assumed    Net Shares
                                                        Shares       Price      Proceeds    IPO Price   Treas. Stk.    Added
                                                        ------      --------    --------    ---------   -----------    -----
Common Stock
Assumed issued and outstanding -
  beginning of period                                                                                                3,542,588
Recission reduced on 3/20/98 by
  553,184 shares                                                                                                     3,542,588



Stock sold during the year:

gofishnet stock:                                                                                                       130,292

Grant/Exercise of warrants:
Assumed issued and outstanding -
  beginning of period                                                                                                   55,414

AVI Asset Purchase                                                                                                       5,000


End of period                                          09/30/98                             Weighted average share outstanding


                                                                                            Net loss


                                                                                            Net loss per share

BASIC EARNINGS PER SHARE:               NINE MONTHS ENDED SEPTEMBER 30, 1998            10/01/98       Diluted         Basic
                                        Shares subject    Total        Grant/Purch.       Days        Weighted        Weighted
                                        to Recission      Shares          Date        Outstanding      Shares          Shares
                                        --------------    ------          ----        -----------      ------          ------
Common Stock
Assumed issued and outstanding -
  beginning of period                         574,434     2,968,154     01/01/98              78    231,516,012     231,516,012
Recission reduced on 3/20/98 by
  553,184 shares                               21,250     3,521,338     03/20/98             195    686,660,910     686,660,910
                                                                                      -------------------------  --------------
                                                                                             273    918,176,922     918,176,922

Stock sold during the year:

gofishnet stock:                                    0       130,292     01/01/98             273     35,569,716      35,569,716

Grant/Exercise of warrants:
Assumed issued and outstanding -
  beginning of period                               0        55,414     01/01/98             273     15,128,022

AVI Asset Purchase                                  0         5,000     08/07/98              55        275,000         275,000
                                                                                                 --------------  --------------
                                                                                                    969,149,660     954,021,638
                                                                                                            273             273
                                                                                                 --------------  --------------
                                                                                                      3,549,999       3,494,585

                                                                                                     (2,190,150)     (2,190,150)
                                                                                                 --------------  --------------

                                                                                                          (0.62)          (0.63)

DIDAX INC.
COMPUTATION OF EARNINGS PER SHARE
30-Sep-98

BASIC EARNINGS PER SHARE:                                              THREE MONTHS ENDED SEPTEMBER 30, 1998
                                                        Common      Exercise     Assumed                  Assumed    Net Shares
                                                        Shares       Price      Proceeds    IPO Price   Treas. Stk.    Added
                                                        ------      --------    --------    ---------   -----------    -----
Common Stock                                                                                                         3,542,588
Recission reduced on 3/20/98 by
  553,184 shares



Stock sold during the year:

gofishnet stock:                                                                                                       130,292

Grant/Exercise of warrants:
Assumed issued and outstanding -
  beginning of period                                                                                                  55,414

AVI Asset Purchase                                                                                                      5,000


End of period                                          09/30/98                            Weighted average share outstanding


                                                                                           Net loss


                                                                                           Net loss per share

PRIMARY EARNINGS PER SHARE:             THREE MONTHS ENDED SEPTEMBER 30, 1998           10/01/98       Diluted         Basic
                                        Shares subject    Total        Grant/Puch.        Days        Weighted        Weighted
                                        to Recission      Shares          Date        Outstanding      Shares          Shares
                                        --------------    ------          ----        -----------      ------          ------
Common Stock
Recission reduced on 3/20/98 by
  533,184 shares                               21,250     3,521,338     03/20/98              92    323,963,096     323,963,096
                                                                                      -------------------------  --------------
                                                                                              92    323,963,096     323,963,096

Stock sold during the year:

gofishnet stock:                                    0       130,292     01/01/98              92     11,986,864      11,986,864

Grant/Exercise of warrants:
Assumed issued and outstanding -
  beginning of period                               0        55,414     01/01/98              92      5,098,088

AVI Asset Purchase                                  0         5,000     08/07/98              55        275,000         275,000
                                                                                                 --------------  --------------
                                                                                                    341,323,048     336,224,960
                                                                                                             92              92
                                                                                                 --------------  --------------
                                                                                                      3,710,033       3,654,619

                                                                                                       (690,856)       (690,856)
                                                                                                 --------------  --------------

                                                                                                          (0.19)          (0.19)